EXHIBIT 99

Global Structured Finance

                                  WFMBS 2004-01
                              30Yr Fixed Rate Pool

================================================================================

-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size: $965,638,477.59
Loan Count: 2,171
Cutoff Date: 2004-01-01
Avg. Orig. Balance: $446,850.16
W.A. FICO Score: 740
W.A. Orig. LTV: 62.51%
W.A. Gross Mortgage Interest Rate: 5.8971%
W.A. Net Mortgage Interest Rate: 5.6371%
W.A. Servicing Fee: 0.2500%
W.A. Rem. Term: 355.7 months
% OLTV over 80 without PMI: 0.10%
% with Buy Downs: 0.48%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 0.69%
-------------------------------------------


-------------------------------------------
Original Principal Balance       Percent
-------------------------------------------
<= 200,000                       1.13%
200,001 - 250,000                0.73
250,001 - 300,000                1.05
300,001 - 350,000                9.95
350,001 - 400,000                21.14
400,001 - 450,000                16.61
450,001 - 500,000                13.62
500,001 - 550,000                9.91
550,001 - 600,000                5.90
600,001 - 650,000                8.50
650,001 - 700,000                1.20
700,001 - 750,000                1.57
750,001 - 800,000                1.12
800,001 - 850,000                1.19
850,001 - 900,000                0.54
900,001 - 950,000                0.57
950,001 - 1,000,000              3.81
>= 1,000,001                     1.45
-------------------------------------------
Total:                           100.00%
-------------------------------------------
Average: $446,850.16
Lowest: $36,000.00
Highest: $1,800,000.00
-------------------------------------------


-------------------------------------------
Mortgage Interest Rate           Percent
-------------------------------------------
4.875                            0.04%
5.125                            0.04
5.250                            0.14
5.375                            1.46
5.500                            9.21
5.625                            13.59
5.750                            16.37
5.875                            14.12
6.000                            18.25
6.125                            13.24
6.250                            7.38
6.375                            3.41
6.500                            1.83
6.625                            0.51
6.750                            0.24
6.875                            0.17
8.250                            0.01
-------------------------------------------
Total:                           100.00%
-------------------------------------------
W.A.: 5.897
Lowest: 4.875
Highest: 8.250
-------------------------------------------


-------------------------------------------
FICO Score                       Percent
-------------------------------------------
N/A                              0.20%
551 - 600                        0.28
601 - 650                        4.28
651 - 700                        14.17
701 - 750                        33.35
751 - 800                        43.87
801 - 850                        3.86
-------------------------------------------
Total:                           100.00%
-------------------------------------------
W.A.: 740
Lowest: 570
Highest: 837
-------------------------------------------


-------------------------------------------
Index                            Percent
-------------------------------------------
FIX                              100.00%
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Lien Position                    Percent
-------------------------------------------
1                                100.00%
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Loan Purpose                     Percent
-------------------------------------------
R/T Refi                         65.68%
Purchase                         21.33
Equity Out Refi                  12.99
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Property Type                    Percent
-------------------------------------------
SFD                              94.79%
Condo - Low                      2.30
Condo - High                     1.10
2-4 Family                       1.03
Cooperative                      0.73
Manufactured Homes               0.04
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Documentation                    Percent
-------------------------------------------
No Documentation                 42.64%
Asset Verification               41.60
Income Verfication               8.52
Full Documentation               7.24
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
State                            Percent
California                       44.36%
New York                         8.69
New Jersey                       6.22
Virginia                         4.58
Maryland                         4.10
Other                            32.04
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Occupancy Status                 Percent
-------------------------------------------
Primary                          96.02%
Secondary                        3.98
-------------------------------------------
Total:                           100.00%
-------------------------------------------


-------------------------------------------
Original LTV                     Percent
-------------------------------------------
<= 50.0                          20.12%
50.1 - 55.0                      8.65
55.1 - 60.0                      9.55
60.1 - 65.0                      12.50
65.1 - 70.0                      15.78
70.1 - 75.0                      12.70
75.1 - 80.0                      18.79
80.1 - 85.0                      0.75
85.1 - 90.0                      0.60
90.1 - 95.0                      0.56
-------------------------------------------
Total:                           100.00%
-------------------------------------------
W.A.: 62.51%
Lowest: 12.50%
Highest: 95.00%
-------------------------------------------


-------------------------------------------
Scheduled Remaining Term         Percent
-------------------------------------------
230                              0.01%
233                              0.14
234                              0.04
235                              0.05
237                              0.09
238                              0.10
274                              0.01
296                              0.04
297                              0.03
306                              0.03
307                              0.05
309                              0.03
318                              0.05
331                              0.07
332                              0.03
344                              0.09
346                              0.05
347                              0.05
348                              0.15
349                              0.18
350                              0.29
351                              1.59
352                              5.89
353                              6.46
354                              9.27
355                              6.47
356                              17.30
357                              14.30
358                              15.53
359                              14.28
360                              7.34
-------------------------------------------
Total:                           100.00%
-------------------------------------------
W.A.: 355.7 months
Lowest: 230 months
Highest: 360 months
-------------------------------------------


-------------------------------------------
Delinquency*                     Percent
-------------------------------------------
0-29 days                        100.00%
-------------------------------------------
Total:                           100.00%
-------------------------------------------
* OTS method
-------------------------------------------



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1